                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                   G.T. Global Developing Markets Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 California Street
                                   27th Floor
                            San Francisco, CA 94111

                                                                 AUGUST 29, 1997

DEAR SHAREHOLDER:

    Attached is the Notice and Proxy Statement for the Annual Meeting of Shareholders of G.T. Global Developing Markets Fund, Inc. ("Fund") to be held on October 20, 1997. There are three matters on which you, the Shareholder, are being asked to vote: (i) the election of the Fund's directors; (ii) the ratification of the selection of independent accountants; and (iii) the reorganization of the Fund into a series of an open-end investment company. THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU APPROVE ALL THREE PROPOSALS.

    As you know, since the Fund's inception, its shares have traded on the New York Stock Exchange generally at a significant discount from their net asset value, despite the Fund's outstanding track record. It is your Board's policy to take steps to reduce or eliminate such market discounts. Accordingly, on June 18, 1997, the Fund announced that its Board of Directors had approved a management proposal to convert the Fund from a closed-end investment company to an open-end mutual fund. That proposal would convert the Fund to an open-end fund by reorganizing it into GT Global Developing Markets Fund ("Open-End Fund"), a newly organized series of G.T. Investment Funds, Inc., with substantially similar investment objectives and policies. Chancellor LGT Asset Management, Inc., the Fund's investment manager since its formation, will serve as Open-End Fund's investment manager. GT Global, Inc., the distributor for all of the GT Global Mutual Funds, will serve as Open-End Fund's distributor. A detailed description of the proposed reorganization is contained in the accompanying Proxy Statement, which you should read carefully before voting. This letter summarizes certain key elements of the proposed reorganization.

    Your Board of Directors has carefully considered the proposed reorganization and potential alternatives, and has concluded that the reorganization is in the best interests of the Fund and its shareholders. The Board considered that the proposed reorganization would provide the Fund's shareholders with liquidity consistent with the Board's policy of reducing or eliminating market discounts. The Board also took into account management's view that, among the available alternatives, the proposed reorganization, including the redemption fee referred to below, would assist long-term investors in the Fund and allow shareholders to make investment decisions at times of their own choosing.

    The proposed reorganization represents an opportunity for you, as a shareholder of Open-End Fund, to continue your investment in a portfolio of emerging market equity and debt securities, while at the same time benefiting from the convenient shareholder services available to shareholders of the GT Global Mutual Funds. On the effective date of the reorganization, shareholders of the Fund will automatically become shareholders of Open-End Fund and receive the same number of shares (at the same net asset value) as they held in the Fund immediately before the reorganization. To accomplish this, the holders of at least a majority of the Fund's outstanding shares must approve the reorganization. This means that your vote is extremely important, and I urge you to complete and return promptly the enclosed Proxy Card in the enclosed envelope.

    As a shareholder of Open-End Fund, you will be able to purchase additional shares of Open-End Fund, have your dividends reinvested in new shares and exchange shares of Open-End Fund for those of the corresponding class of other GT Global Mutual Funds. As a shareholder of Open-End Fund, you will also be able to redeem shares of Open-End Fund at a price based on the next calculated net asset value. A temporary 2% redemption fee will apply for six months after the reorganization to redemptions or exchanges of Open-End Fund shares. Complete information will be sent to you at the time of the reorganization on all of the shareholder services which will be available to you as an Open-End Fund shareholder.

    The Directors of the Fund believe that the Fund and its shareholders will benefit from the reorganization and recommend that you approve the proposals described in the Proxy Statement. As noted above, the reorganization proposal requires the affirmative vote of a majority of the Fund's outstanding shares. If the reorganization is not approved, the Fund would continue as a closed-end investment company with its shares traded on the New York Stock Exchange. If you have any questions concerning the reorganization proposal or the other matters to be considered at the Annual Meeting of Shareholders, please contact Shareholder Communications Corporation at 1-800-733-8481 ext. 493. Your comments and questions are always welcome.
                                          Sincerely Yours,

                                          /s/ WILLIAM J. GUILFOYLE
                                          William J. Guilfoyle
                                          CHAIRMAN OF THE BOARD
                                          AND PRESIDENT

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 CALIFORNIA STREET
                                   27TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 20, 1997

TO THE SHAREHOLDERS OF G.T. GLOBAL DEVELOPING MARKETS FUND, INC.:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of G.T. Global Developing Markets Fund, Inc. ("Fund") will be held at 50 California Street, 27th Floor, San Francisco, California on October 20, 1997 at 10:00 a.m., Pacific time, for the following purposes:

    1.  To elect the Fund's Board of Directors;

    2. To ratify the selection of Coopers & Lybrand L.L.P., independent accountants, as auditors for the Fund for its fiscal year ending December 31, 1997;

    3. To approve an Agreement and Plan of Conversion and Liquidation under which GT Global Developing Markets Fund ("Open-End Fund"), a newly organized series of G.T. Investment Funds, Inc., an open-end investment company, would acquire the assets and assume the liabilities of the Fund in exchange solely for Class A shares of Open-End Fund, followed by the distribution of those shares to the shareholders of the Fund, all as described in the accompanying Proxy Statement; and

    4. To transact such other business as may properly come before the Meeting or at any adjournment thereof.

    Shareholders of record at the close of business on August 22, 1997, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. We sincerely hope you can attend the Meeting. However, whether or not you will attend, we urge you to PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ HELGE KRIST LEE
                                          HELGE KRIST LEE
                                          SECRETARY
SAN FRANCISCO, CALIFORNIA
AUGUST 29, 1997

 YOUR VOTE IS VERY IMPORTANT. BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE
  ENCLOSED PROXY CARD YOU WILL HELP YOUR FUND AVOID THE SUBSTANTIAL ADDITIONAL
                   EXPENSES OF MAKING FURTHER SOLICITATIONS.

                                PROXY STATEMENT
                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
                              50 CALIFORNIA STREET
                                   27TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 392-6181

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                OCTOBER 20, 1997

                            ------------------------

    This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of G.T. Global Developing Markets Fund, Inc. (the "Fund"). These proxies are to be used at the Annual Meeting of Shareholders and any adjournment thereof (collectively, the "Meeting") to be held at the offices of the Fund, 50 California Street, 27th Floor, San Francisco, California 94111, on October 20, 1997, at 10:00 a.m., Pacific time. Each shareholder will be entitled to one non-cumulative vote for each share owned on all matters to come before the Meeting. Only shareholders of record at the close of business on August 22, 1997 ("Shareholders") are entitled to notice of and to vote at the Meeting. Copies of this Proxy Statement and the accompanying materials were first sent to Shareholders on or about September 5, 1997.

    If the accompanying proxy card is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the Shareholder. Executed proxies that are unmarked will be voted in favor of the six nominees for directors named herein; in accordance with the recommendation of your Board of Directors as to all other proposals; and, at the discretion of the proxyholders, on any other matter that may properly have come before the Meeting or any adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time before its exercise by giving written notice to the Secretary of the Fund, by the issuance of a subsequent proxy or by attending the Meeting and voting in person. To be effective, a revocation by written notice or the issuance of a subsequent proxy must be received by the Secretary of the Fund prior to the Meeting. The solicitation of proxies will be made primarily by mail but also may be made by telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

    The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve any proposals that may come before the Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be a vote against such adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

    As of August 22, 1997, the record date, there were [              ] shares
of the Fund's common stock outstanding. To the knowledge of the Fund's management, there are no owners of 5% or more of the Fund's outstanding shares
[except               ].

                       PROPOSAL 1: ELECTION OF DIRECTORS

    It is the intention of each proxyholder named on the accompanying proxy card to vote FOR the election of the nominees listed below unless the Shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee. A plurality of all the votes cast at the Meeting is required to elect each nominee. The Board of Directors does not contemplate that any of the nominees who have consented to being nominated will be unable to serve as directors for any reason, but if that should occur prior to the Meeting, the proxies will be voted for such other nominee(s) as the Board of Directors may recommend. If elected, each nominee will hold office until the next annual meeting of shareholders or until his/her successor is duly elected and qualified.

    Each nominee, except Messrs. Wade and Guilfoyle, has served as a Director since the Fund's commencement of operations on January 11, 1994. Mr. Wade has served as a Director since January 1997 and Mr. Guilfoyle, President of GT Global, Inc., the principal distributor of the GT Global Mutual Funds ("GT Global"), has served as a Director since February 1997.

INFORMATION REGARDING NOMINEES FOR ELECTION AT THE 1997 ANNUAL MEETING

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                                 INDIRECTLY
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND   ON AUGUST 22, 1997
----------------------------------------------------------------------  -------------------------  ---------------------
William J. Guilfoyle, Age 39*                                           Director and Chairman of             7,726
President, GT Global since 1995; Director, GT Global since 1991;                the Board
Senior Vice President and Director of Sales and Marketing, GT Global
from May 1992 to April 1995; Vice President and Director of Marketing,
GT Global from 1987 to 1992; Director, Liechtenstein Global Trust AG
(holding company of the various international LGT companies) Advisory
Board since January 1996; Director, G.T. Global Insurance Agency
("G.T. Insurance") since 1996; President and Chief Executive Officer,
G.T. Insurance since 1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April 1995 to November 1995; Senior
Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993.
Mr. Guilfoyle is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT Asset Management, Inc. ("Chancellor
LGT").

                                                                                                    SHARES OF THE FUND
                                                                                                    BENEFICIALLY OWNED
                                                                                                        DIRECTLY OR
              NAME, AGE, BUSINESS EXPERIENCE DURING THE                                                 INDIRECTLY
               PAST FIVE YEARS AND OTHER DIRECTORSHIPS                  POSITION(S) WITH THE FUND   ON AUGUST 22, 1997
----------------------------------------------------------------------  -------------------------  ---------------------
C. Derek Anderson, Age 56                                                       Director                        --
President, Plantagenet Capital Management, LLC (an investment partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an
investment banking firm); Director, Anderson Capital Management, Inc., since 1988; Chief Executive Officer, Anderson Capital Management,
Inc., from 1991 to July 1997; Director, PremiumWear, Inc. (formerly
Munsingwear, Inc.) (a casual apparel company), and Director, "R"
Homes, Inc. and various other companies. Mr. Anderson is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by
Chancellor LGT.
Frank S. Bayley, Age 58                                                         Director                       100
Partner, Baker & McKenzie (a law firm); and Director and Chairman,
C.D. Stimson Company (a private investment company). Mr. Bayley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by
Chancellor LGT.
Arthur C. Patterson, Age 54                                                     Director                        --
Managing Partner, Accel Partners (a venture capital firm). He also serves as a director of various computing and software companies. Mr.
Patterson also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by Chancellor LGT.
Ruth H. Quigley, Age 62                                                         Director                       100
Private investor; and President, Quigley Friedlander & Co., Inc. (a financial advisory services firm) from 1984 to 1986. Miss Quigley also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by
Chancellor LGT.
Robert G. Wade, Jr., Age 70*                                                    Director                        --
Consultant to Chancellor LGT; Chairman of the Board of Chancellor
Capital Management, Inc. from January 1995 to October 1996; President,
Chief Executive Officer and Chairman of the Board of Chancellor
Capital Management, Inc. from 1988 to January 1995. Mr. Wade also is a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by
Chancellor LGT.

------------------------
* Messrs. Guilfoyle and Wade are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of their associations with GT Global, Chancellor LGT, the Fund's investment manager and administrator, or their affiliates.

    The above information provides each Director's business experience during at least the past five years. Corresponding information with respect to the executive officers of the Fund is provided below. See "Other Information -- Executive Officers of the Fund."

    To the knowledge of the Fund's management, as of the record date, the
directors and officers of the Fund owned, as a group,               shares of
the Fund's common stock. Of these shares, 7,726 shares were owned by LGT Asset Management, Inc., which Mr. Guilfoyle is presumed to control.

    There were eight meetings of the Board of Directors held during the Fund's fiscal year ended December 31, 1996. Each of the Directors attended all such meetings, other than Mr. Patterson, who attended six meetings. The Board of Directors has an Audit Committee comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson. The purpose of the Audit Committee is to oversee the annual audit of the Fund and review the performance of the Fund's independent accountants. During the Fund's fiscal year ended December 31, 1996, the Audit Committee met once.

    Each Director serves in total as a director or trustee of 12 registered investment companies with 41 series managed or administered by Chancellor LGT. The Fund pays each director, who is not a director, officer or employee of Chancellor LGT, or any affiliated company, an annual fee of $5,000, plus $300 for each meeting of the Board of Directors or any committee thereof attended by such director and reimburses travel and other out-of-pocket expenses incurred in connection with attending such meetings. For the Fund's fiscal year ended December 31, 1996, the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("independent directors"), in the aggregate, received fees and expense reimbursements totaling [$29,190.00].

    The table below summarizes the compensation of the Fund's directors for the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE

                                                                                               TOTAL COMPENSATION
                                                                                               FROM THE FUND AND
                                                                     AGGREGATE COMPENSATION         THE FUND
                   NAME OF PERSON, POSITION(1)                          FROM THE FUND(2)         COMPLEX(2)(3)
------------------------------------------------------------------  ------------------------  --------------------
C. Derek Anderson.................................................         $    7,400              $   87,600
Frank S. Bayley...................................................         $    7,400              $   87,600
Arthur C. Patterson...............................................         $    6,800              $   80,100
Ruth H. Quigley...................................................         $    7,400              $   87,600

------------------------
(1) Messrs. Guilfoyle and Wade will not receive any compensation from the Fund during the current fiscal year.

(2) The compensation disclosed does not include reimbursement for out-of-pocket expenses incurred by certain directors.

(3) The members of the Board of Directors do not receive pension or retirement benefits as compensation for their services.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" THE NOMINEES.

      PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    At a meeting called for the purpose of such selection, the firm of Coopers & Lybrand L.L.P. was selected by the Fund's Board of Directors, including the independent directors, as the independent accountants to audit the books and the accounts of the Fund for the fiscal year ending December 31, 1997, and to include its opinion in financial statements filed with the Securities and Exchange Commission ("SEC"). The Board of Directors has directed the submission of this selection to the Shareholders for ratification. Coopers & Lybrand L.L.P. has advised the Board of Directors that it has no financial interest in the Fund. For the Fund's fiscal year ended December 31, 1996, the professional services rendered by Coopers & Lybrand L.L.P. included the issuance of an opinion on the financial statements of the Fund and an opinion on other reports of the Fund filed with the SEC. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Ratification of the selection of Coopers & Lybrand L.L.P. requires the affirmative vote of a majority of the votes cast thereon at the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
       THAT YOU VOTE TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P.

         PROPOSAL 3: REORGANIZATION OF THE FUND INTO A NEWLY ORGANIZED
                    SERIES OF AN OPEN-END INVESTMENT COMPANY

    Following a series of regular meetings at which Fund management's proposal that the Fund convert to an open-end structure was considered, the Board of Directors of the Fund, including the independent directors, considered and unanimously approved the Agreement and Plan of Conversion and Liquidation ("Reorganization Plan"), dated as of August 18, 1997, a copy of which is attached to this proxy statement as Exhibit A. Under the Reorganization Plan, GT Global Developing Markets Fund ("Open-End Fund") (a newly organized series of G.T. Investment Funds, Inc. ("GTIF"), an open-end management investment company) would acquire the assets of the Fund in exchange solely for Class A shares of Open-End Fund ("Open-End Fund Shares") and the assumption by Open-End Fund of the Fund's liabilities. Those Open-End Fund Shares would then be distributed to the Fund's shareholders so that each Fund shareholder will receive full and fractional Open-End Fund Shares equal to the number of Fund shares held by such shareholder as of the Closing Date (defined below). (This transaction is collectively referred to as the "Reorganization.") After the Reorganization, shares of the Fund would no longer be traded on the New York Stock Exchange, Inc. ("NYSE") and the Fund would be liquidated.

    It is anticipated that Open-End Fund would manage its investment portfolio in substantially the same manner as the Fund. Open-End Fund's investment objectives will be identical to, and its investment policies substantially similar to, the current investment objectives and policies of the Fund. Chancellor LGT, the Fund's investment manager, will continue to serve Open-End Fund in that capacity. GT Global, the distributor for all of the GT Global Mutual Funds, would serve as Open-End Fund's distributor. The Fund's directors currently serve as directors of GTIF and thus would continue to oversee Open-End Fund.

    The fees and expenses that Open-End Fund shareholders will pay, directly or indirectly, following the Reorganization will differ from those currently incurred by shareholders of the Fund, as explained below. It is anticipated that following the Reorganization, the former shareholders of the Fund will, as Class A shareholders of Open-End Fund, be subject to higher operating expenses as a percentage of average daily net assets than they currently experience as shareholders of the Fund. A comparison of the Fund's current expenses against the pro forma expenses for Class A shares of Open-End Fund is provided below.

    There will be legal, operational and practical differences between Open-End Fund's operations as a series of an open-end investment company and the Fund's operations as a closed-end investment company. In addition, there are risks associated with an investment in of an open-end fund that are different from those associated with an investment in a closed-end fund. These differences are explained below.

A.  BACKGROUND OF THE PROPOSAL

    At the time of the Fund's incorporation in 1994, the closed-end structure was chosen because it was believed by the Board of Directors and Chancellor LGT that such a structure would better permit management of the Fund's portfolio consistent with its investment objectives and policies, without the pressures to which open-end investment companies are subject as a result of cash inflows and redemptions. Furthermore, given the relative illiquidity of developing market securities and the changes in U.S.

investor perception of the developing markets at that time, the closed-end structure was thought to be advantageous to the Fund and its shareholders. One drawback of the closed-end structure, however, is that the Fund's shares, like those of many closed-end funds, have traded at a discount from (i.e., below) their net asset value. The discount ranged from 4.16% to 23.21% during 1996. Between January 1, 1997 and June 30, 1997, it ranged from 7.2% to 20.9%.

    At the 1996 annual meeting of shareholders ("1996 Annual Meeting"), a shareholder proposal for a resolution recommending that the Board of Directors "take all necessary legal and other actions to convert the Fund from closed-end to open-end status" was presented. The Board of Directors opposed adoption of the resolution as not in the best interests of the Fund at that time. In opposing the shareholder proposal, Chancellor LGT and the Board of Directors emphasized that, among other things, some of the attractive investment opportunities available in the global emerging markets in which the Fund invests were in illiquid securities, and that conversion to an open-end structure would limit the Fund's ability to invest in these opportunities. During the 12-month period ended March 31, 1996, the Fund's investment in illiquid securities at each month end during the period, stated as a percentage of the Fund's total assets, ranged from approximately 10% to 25%. Accordingly, the Board believed that it would be inadvisable for the Fund to convert to an open-end investment company due to SEC interpretations limiting investment by an open-end Fund in illiquid securities to no more than 15% of its net assets. The Board of Directors and Chancellor LGT also believed that market conditions supported the Fund's continuance in a closed-end format, based upon their view that the discount at which the Fund's shares were trading would lessen as investor interest in emerging markets increased in response to the improved fundamentals in that market. At the 1996 Annual Meeting, shareholders narrowly rejected adoption of the proposed resolution.

    While opposing adoption of the resolution at the 1996 Annual Meeting, the Board of Directors stated that it would continue to consider methods of reducing the discount. As anticipated, following the 1996 Annual Meeting, investor interest in emerging markets increased and the discount at which the Fund's shares traded narrowed. This proved to be only a short-term development, however; during the remainder of 1996 and throughout the first half of 1997 the shares of the Fund continued to trade at a significant discount. Also, during the first half of 1997, the Fund's investment in illiquid securities ranged from approximately 6% to 10%, well below the 15% limitation imposed on open-end investment companies, reflecting the relative maturing of developing markets, which have generally become somewhat more liquid and relatively less volatile. In response to these developments and as further discussed below, Fund management brought forth a proposal to open-end the Fund. On June 18 and August 13, 1997, after consideration of the various options available to the Fund, the Board of Directors determined to recommend the open-ending of the Fund.

B.  RATIONALE FOR RECOMMENDATION

    The Reorganization was recommended to the Board of Directors by Chancellor LGT and the Fund's management. The Fund's Board of Directors, including a majority of the independent directors, determined that the Reorganization is in the best interests of the Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization. The primary reasons for the Board of Directors' decision to recommend the Reorganization at this time are:

    - INCREASED LIQUIDITY OF DEVELOPING MARKETS

    The gradual maturing of the developing markets generally has led to increased liquidity and has reduced relative volatility, thus lessening the importance of the concern, emphasized by the Board in opposing the shareholder proposal last year, that conversion to an open-end format would limit the Fund's ability to invest in the attractive but illiquid investment opportunities available in those markets. These developments permit open-end funds to invest in these markets without having to incur the level of illiquidity in their portfolios they would otherwise acquire. The Board believes that these factors would allow the Fund to operate as an open-end fund and continue to take advantage of investment opportunities in the emerging markets within the limitations imposed by the SEC on investments in illiquid securities.

    - INCREASED LIQUIDITY IN THE FUND'S PORTFOLIO

    In approving the Reorganization, the Board noted that, the illiquidity of the Fund's portfolio had decreased, and had ranged from 6% to 10%, during the first half of 1997. The Board also noted that, under current conditions in the developing markets, the management of the Fund's portfolio should not be adversely affected by the implementation of the Reorganization and may be enhanced if positive cash flows are developed. None of the investment limitations imposed upon open-end investment companies, including the 15% limit on investing in illiquid securities, is expected by Chancellor LGT to have any substantial effect upon the management of the Fund's assets.

    - ELIMINATION OF THE DISCOUNT

    In approving the Reorganization, the Board stated its belief that the only way to permanently eliminate the discount at which shares of the Fund trade was by open-ending. The Board took note of the fact that, although the discount had narrowed for a time during 1996, it had then widened again, and, as of June 6, 1997, was at 19.3%. The Board emphasized that Open-End Fund, as a series of an open-end investment company, will permit its shareholders to redeem their shares for cash at net asset value (less a temporary redemption fee), thus eliminating the prospect that its shares will trade at a discount.

C.  OTHER FACTORS CONSIDERED BY THE BOARD

    The Board considered a number of other factors in recommending the Reorganization, including: (1) the costs and benefits, in terms of investment performance, of operating as a closed-end, or as an open-end fund; (2) the effect of new cash in-flows from share purchases and cash out-flows through share redemptions, that an open-end fund would have on the Fund and its shareholders; (3) the possibility that open-ending may result in large redemptions upon open-ending and the affect that such redemptions would have on the Fund and its shareholders; (4) the costs to the Fund and its shareholders of converting to an open-end fund; and (5) the costs and benefits of operating as an open-end fund.

    In approving the Reorganization, the Board of Directors noted that GTIF has agreed to establish Open-End Fund for the specific purpose of enabling the Fund to reorganize into an open-end investment company structure. The Board also noted that Open-End Fund's operations will be substantially the same as those of the Fund. Open-End Fund's investment objectives will be identical to, and its investment policies substantially similar to, those of the Fund. The Fund's investment manager will serve as investment manager to Open-End Fund. GT Global, an affiliate of Chancellor LGT, will serve as Open-End Fund's distributor.

    The Board also considered the impact the Reorganization would have on expenses. The Board was advised that the Class A shares of Open-End Fund that would be received by Fund shareholders in the Reorganization are expected to be subject to higher operating expenses, as a percentage of net assets than Fund shares have been. The following table provides a comparison of the Fund's expenses for its fiscal year ended December 31, 1996 against the pro forma expenses for Class A shares of Open-End Fund:

ANNUAL OPERATING EXPENSES (1)                                                                         OPEN-END FUND
(AS A PERCENTAGE OF AVERAGE NET ASSETS)                                                    FUND          CLASS A
---------------------------------------------------------------------------------------  ---------  -----------------
Investment Management and Administration Fees..........................................      1.65%          0.98%
12b-1 Distribution and Service Fees....................................................       None          0.50%
Other Expenses.........................................................................      0.20%          0.62%
                                                                                         ---------         ------
Total Operating Expenses...............................................................      1.85%          2.00%(2)
                                                                                         ---------         ------
                                                                                         ---------         ------

------------------------
(1) Open-End Fund Class A shares expense ratios are based on estimated operating expenses for its initial fiscal year assuming an average asset size of $500 million.

(2) The Manager and GT Global have undertaken to limit the expenses of Class A shares of Open-End Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00%.

    The Board was advised that, although the investment advisory and administration fees of Open-End Fund would be substantially lower that those of the Fund, the total operating expenses of Class A shares of Open-End Fund were expected to be higher than those experienced by the Fund because of the imposition of (1) a distribution and service fee on the Class A shares of Open-End Fund (a fee not imposed on closed-end investment companies); and (2) higher transfer agency costs than currently experienced by the Fund due to the increase transfer agency services that will be performed for Open-End Fund.

    The Board also considered that, for the first six months following the Reorganization, Open-End Fund intends to impose a 2% redemption fee upon redemptions or exchanges of shares acquired as a result of the conversion of the Fund into Open-End Fund. The Board took into account the fact that the Board of Directors of GTIF approved the temporary imposition of this fee as reasonable in light of New Fund's anticipated expenses in connection with post-Reorganization redemptions of its shares. Expenses are expected to include brokerage and other costs of selling portfolio securities to raise cash for redemption requests, and transfer agency and other administrative expenses. The redemption fee will decrease the likelihood that the expenses caused by share redemptions following the Reorganization would be borne by remaining shareholders. It was also noted that imposition of a redemption fee may deter some redemptions of Open-End Fund Shares and may deter short-term trading in Fund shares prior to the Reorganization.

    Finally, the Board considered the risks associated with open-ending, including the risks outlined in Chancellor LGT's and the Board's opposition to the shareholder proposal presented in 1996. Among other things, it was noted that, unlike a closed-end fund, Open-End Fund must manage its portfolio in order to meet redemptions as they may arise, and that this may require that Open-End Fund maintain a reserve of cash or cash equivalents to meet redemptions and otherwise manage its portfolio on a shorter-term horizon than would be the case if the Fund remained a closed-end fund. The Board also took note of the fact that large redemptions following the Reorganization could have a negative impact on Open-End Fund by increasing its expenses on a per share basis.

D.  THE REORGANIZATION PLAN

    The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix A to this Proxy Statement.

    As noted, the Board of Directors of GTIF has created and designated a new series named the "GT Global Developing Markets Fund" for the specific purpose of enabling the Fund to reorganize into an open-end investment company. The Reorganization will be effected by a transfer of all the assets and liabilities of the Fund to Open-End Fund in exchange for Open-End Fund Shares pursuant to the Reorganization Plan between the Fund and GTIF, acting on behalf of Open-End Fund. Completion of the Reorganization is contingent upon approval of the Reorganization by shareholders of the Fund. If the Reorganization is approved, the exchange of the Fund's assets for Open-End Fund Shares and Open-End Fund's assumption of the Fund's liabilities is expected to occur on or about October 31, 1997 ("Closing Date").

    The assets of the Fund to be acquired by Open-End Fund include all cash, cash equivalents, securities, receivables and other property owned by the Fund. Open-End Fund will assume from the Fund all debts, liabilities, obligations and duties of the Fund of whatever kind or nature.

    On, or as soon as practicable after the Closing Date, the Fund will distribute to its shareholders of record the Open-End Fund Shares it received so that each such shareholder will receive a number of full and fractional Open-End Fund Shares equal to the shareholder's shares in the Fund; the Fund will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Open-End Fund in the names of Fund shareholders and by transferring thereto the Open-End Fund Shares previously credited to the account of the Fund on those books. Fractional Open-End Fund Shares will be rounded to the third decimal place.

    Because the Open-End Fund Shares will be issued at net asset value in exchange for the net assets of the Fund, the aggregate value of the Open-End Fund Shares so issued will equal the aggregate value of the shares of the Fund. Thus, the Reorganization will not result in a dilution of any shareholder interest.

    The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by the Fund and GTIF, on behalf of Open-End Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a materially adverse effect on the Fund's shareholders' interests.

    If the Reorganization is approved, shares of the Fund will no longer be traded on the NYSE beginning three days prior to the Closing Date. In addition, if the Reorganization Plan is approved, Open-End Fund will issue to Chancellor LGT, prior to the effective time of the Reorganization, one Open-End Fund Share in consideration of the payment of $1.00 for the purpose of enabling Chancellor LGT, as the sole shareholder of Open-End Fund prior to the Reorganization, to approve the investment management and administration agreement proposed for Open-End Fund. The investment management and administration agreement proposed for Open-End Fund, which is similar, but not identical to, the investment management and administration arrangements currently in place for the Fund, is described below. Approval of the Reorganization Plan will constitute authorization for Chancellor LGT to approve these arrangements. The Open-End Fund Share issued to Chancellor LGT to permit it to approve these arrangements for Open-End Fund will be redeemed prior to the effective time of the Reorganization.

E.  DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES

    If shareholders approve Proposal 3, the Fund will be reorganized from a closed-end investment company into a series of GTIF, an open-end investment company. A discussion of the principal legal, operational and practical differences between the Fund's operations as a closed-end investment company and the operations of Open-End Fund as a series of an open-end investment company follows.

    GENERAL. The Fund currently is a "closed-end" investment company registered as such under the 1940 Act. Closed-end investment companies neither redeem their outstanding shares nor engage normally in the continuous sale of new securities and thus operate with a relatively fixed capitalization. Shares of closed-end investment companies are normally bought and sold in securities markets. The Fund's shares currently are traded on the NYSE.

    In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund's net assets (less any redemption fee charged by the fund). Most mutual funds also continuously issue new shares to investors at a price based on the fund's net asset value at the time of such issuance, which Open-End Fund also will do. A mutual fund's net asset value is calculated by dividing the value of its portfolio securities plus all cash and other assets (including interest accrued and outstanding dividends receivable) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the fund outstanding.

    ACQUISITION AND REDEMPTION OF SHARES; TEMPORARY REDEMPTION FEE. If the Fund reorganizes into Open-End Fund, investors wishing to acquire shares of the Fund after the Reorganization would be able to purchase them from Open-End Fund or GT Global, its proposed distributor, at their then current net asset value, plus any applicable sales charge. Subject to the temporary redemption fee described below, shareholders desiring to sell their shares would be able to do so by exercising their right to have such shares redeemed by Open-End Fund at their net asset value next determined after receipt of a proper redemption request. The Board of Directors of GTIF intends that, for the first six months following the

Reorganization, there will be a 2% fee payable to Open-End Fund for redemptions or exchanges of Open-End Fund shares. The redemption fee will be calculated based on 2% of the net asset value of the shares redeemed or exchanged, which fee will be retained by Open-End Fund, not GT Global or Chancellor LGT. The imposition of the fee is intended to offset portfolio transaction and other costs incurred by Open-End Fund in connection with the redemption of its shares. Imposition of the redemption fee may also deter some redemptions of Open-End Fund shares immediately following the Reorganization.

    Payment for any redemption will generally be made within seven days of a proper request for redemption, subject to the suspension of such right under unusual circumstances. It is possible that conditions may arise in the future which would, in the opinion of GTIF's Board of Directors, make it desirable for Open-End Fund to pay certain redemptions in portfolio securities or other property of Open-End Fund rather than in cash, although GTIF on behalf of Open-End Fund has no current intention of doing so.

    If large net redemptions occur immediately after the conversion, Open-End Fund expects to effect such redemptions through the orderly and proportional liquidation of portfolio securities at prevailing market prices and commission rates. Chancellor LGT expects that the impact of such redemptions on Open-End Fund's ability to achieve its investment objectives will be minimal. At the present time, however, Open-End Fund cannot estimate the percentage of its shares that will be redeemed shortly after the Reorganization. No assurance can be provided that Open-End Fund will achieve its investment objectives during the period shortly after the Reorganization, or thereafter.

    NYSE DELISTING. Beginning three days prior to the Closing Date, the Fund's shares will no longer be traded on the NYSE, and the Fund will be liquidated shortly thereafter. It is unlikely that any other trading market for the Fund's shares will develop during this interim period. As noted, each former shareholder of the Fund will automatically receive Open-End Fund Shares.

    VOTING RIGHTS. The voting rights of Class A shareholders of Open-End Fund will be similar to those of shareholders of the Fund. Open-End Fund Class A shareholders will be entitled to one vote per share, and may vote as a group with shareholders of other classes on certain matters. The Fund, pursuant to its By-Laws and NYSE regulations, currently holds annual meetings of shareholders for the election of directors and such business as may properly come before the meeting. After the Reorganization, Open-End Fund will not be required to and will not hold annual shareholder meetings. There will normally be no meetings of the Fund's shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a director by votes cast in person or by proxy at a meeting called for that purpose. The directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record holding at least 10% of Open-End Fund's outstanding shares.

    NET ASSET VALUE. Mutual funds are generally required to value their assets on each business day in order to determine the current net asset value at which shares may be redeemed or purchased. Net asset values of mutual funds are published daily by leading financial publications. The Fund's net asset value currently is published weekly.

    EXPENSES; POTENTIAL NET REDEMPTIONS. Open-End Fund's operating expense ratio, taking into account voluntary fee waivers and expense reimbursements, is anticipated to be higher overall than that of the Fund as a percentage of net assets with respect to the Open-End Fund Shares. The ratio may increase after the Reorganization if the Reorganization results in immediate and substantial redemptions and therefore a marked reduction in the size of Open-End Fund. A decreased asset base may increase Open-End Fund's ratio of operating costs to income and may reduce correspondingly net income available for dividends. Some of these adverse consequences could be offset by new sales of shares of Open-End Fund and reinvestment of dividends and capital gain distributions in shares of Open-End Fund. There can be no guarantee, however, that after the Reorganization such consequences will be experienced by Open-End Fund.

    ELIMINATION OF DISCOUNT AND PREMIUM. On the effective date of the Reorganization, former Fund shareholders who wish to realize the value of their shares will, as shareholders of Open-End Fund, be able to redeem their shares at prices based on their then current net asset value. As a result of this process, the discount from net asset value at which the Fund's shares currently trade on the NYSE will have been eliminated. Shareholders of the Fund should note, however, that approval of Proposal 3 will eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If Proposal 3 is approved by shareholders, the discount may be reduced further before the effective date of the Reorganization, although there can be no assurance that the discount will increase or decrease.

    DIVIDENDS AND OTHER DISTRIBUTIONS. Open-End Fund's dividend and other distribution policies will be similar to those of the Fund. Open-End Fund intends to distribute to its shareholders substantially all of its net investment income and realized net capital gain, if any, at least annually. Open-End Fund also intends to provide the opportunity for shareholders to elect to receive dividends and capital gain distributions in cash or in additional shares of Open-End Fund at net asset value. Under the Fund's present dividend reinvestment plan, all dividends and other distributions are reinvested in additional shares of the Fund purchased in the open market or issued by the Fund if its shares are trading at or above net asset value.

    CASH AND CASH EQUIVALENTS. Most mutual funds maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they may arise. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions. The maintenance of larger reserves of cash or cash equivalents required to operate prudently as an open-end investment company when net redemptions are anticipated may reduce Open-End Fund's ability to achieve its investment objectives.

    PORTFOLIO MANAGEMENT. Unlike mutual funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet net redemptions. This feature could be significant in the case of an investment company with a specialized portfolio such as the Fund, although neither GTIF's Board of Directors nor Chancellor LGT, the Fund's investment manager, expects that the successful management of Open-End Fund will be impeded by the need to meet net redemptions or the investment of proceeds from net sales of Open-End Fund's shares. As noted, Open-End Fund's investment objectives are identical to those of the Fund. Its investment policies will also remain substantially the same. Currently, the Fund has a non-fundamental investment limitation which prohibits it from investing more than 33 1/3% of its assets in illiquid securities. An open-end investment company may not invest more than 15% of its net assets in illiquid securities. The investment policies of Open-End Fund will thus differ from those of the Fund in this respect.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Open-End Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), so that it would be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders.

    BLUE SKY REQUIREMENTS. In order to continuously offer its shares to the public, Open-End Fund will be required to conform to certain notice and fee payment requirements imposed by laws and regulations of various states. The Fund is not subject to these requirements.

    SENIOR SECURITIES. The 1940 Act prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted by the 1940 Act to issue senior securities representing indebtedness to any lender where the 300% asset coverage test is met. In addition, closed-end investment companies may issue preferred shares (subject to various limitations), whereas open-end investment companies generally may not issue preferred shares. However, the Fund has no outstanding indebtedness to banks and has no authorized class of senior securities or any plan for issuing such securities.

    BROKERAGE COMMISSIONS OR SALES CHARGES ON PURCHASES AND SALES OF THE FUND'S SHARES. Fund shareholders currently pay brokerage commissions in connection with purchases and sales of the Fund's shares on the NYSE. If Proposal 3 is approved, investors will be able to purchase shares of Open-End Fund at their net asset value plus any applicable sales charge, which will vary with the amount purchased. For the first six months following the Reorganization, there will be a 2% fee payable to Open-End Fund for redemptions or exchanges of Open-End Fund shares by former Fund shareholders. The sales charge schedule, which may be changed prior to the effective date of the Reorganization and from time to time thereafter, currently is expected to be as follows:

                             SALES CHARGE SCHEDULE

                                                     SALES CHARGE AS A PERCENTAGE OF    SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE                                           OFFERING PRICE                   NET AMOUNT INVESTED
--------------------------------------------------  ---------------------------------  ---------------------------------
Less than $50,000.................................                   4.75%                              4.99%
$50,000 to $99,999................................                   4.00%                              4.17%
$100,000 to $249,999..............................                   3.00%                              3.09%
$250,000 to $499,000..............................                   2.00%                              2.04%
$500,000 or more*.................................                   0.00%                              0.00%

------------------------
* A contingent deferred sales charge of 1% of the shares' net asset value at the time of purchase or sale, whichever is less, may be charged on redemptions of shares purchased pursuant to the waiver for sales of $500,000 or more made within one year of the purchase date.

    Open-End Fund Shares distributed to shareholders of the Fund as part of the Reorganization will not be subject to any initial sales charge. Following the conversion, new purchases of Fund shares will be sold at net asset value plus an initial sales charge in accordance with the above schedule. Additional purchases of Open-End Fund shares may be made in amounts of $100 or more.

    DISTRIBUTION PLAN. A mutual fund, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. If the Reorganization proposal is approved by shareholders, Open-End Fund will adopt a Plan of Distribution under Rule 12b-1. See "Proposed Class A Plan of Distribution" below.

    EXCHANGES. Subject to the 2% redemption fee imposed for the first six months following the Reorganization, Class A shares of Open-End Fund may be exchanged for shares of the corresponding class of the other GT Global Mutual Funds, as provided in their respective prospectuses. No initial sales charge will be imposed on the shares being acquired through an exchange. Exchanges may be subject to minimum investment and other requirements of the funds into which exchanges are made.

F.  PROPOSED INVESTMENT MANAGEMENT AND ADMINISTRATION CONTRACT

    The Reorganization Plan authorizes Chancellor LGT, as sole shareholder of Open-End Fund prior to the Reorganization, to approve the proposed Investment Management and Administration Contract ("Management Contract") between GTIF (with respect to Open-End Fund) and Chancellor LGT. The terms and conditions of the Management Contract are described below. Additional information about Chancellor LGT is set forth in the section of this Proxy Statement entitled "Information Regarding Chancellor LGT."

    The Management Contract covers generally the same services as those currently provided by Chancellor LGT to the Fund under the Investment Management Agreement and the Administration Agreement and contains many of the same terms. The principal differences between the proposed Management Contract and the Fund's current investment management and administration arrangements are the following: (i) a single agreement between GTIF (on behalf of Open-End Fund) and

Chancellor LGT will govern the provision of all investment management and administration services to Open-End Fund, rather than separate agreements; and
(ii) the amount of the fees paid to Chancellor LGT will be less than the fees Chancellor LGT currently receives for providing these services.

    CURRENT INVESTMENT MANAGEMENT AND ADMINISTRATION ARRANGEMENTS. Pursuant to the Investment Management Agreement, and subject to the supervision and direction of the Fund's Board of Directors, Chancellor LGT provides a continuous investment program to the Fund in accordance with the Fund's investment objectives and policies, and places orders to purchase and sell portfolio securities pursuant to directions from the Fund's officers. For its services under the Investment Management Agreement, Chancellor LGT receives from the Fund a monthly fee, computed weekly, at the annualized rate of 1.40% of the Fund's average weekly net assets.

    The Investment Management Agreement provides that it will remain in effect until two years from the date of its execution and will continue in effect from year to year thereafter only if approved annually by the vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act; provided that, in any event, such contract must be approved annually by vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to Chancellor LGT, or by Chancellor LGT upon 60 days' written notice to the Fund. The current Investment Management Agreement was approved by the initial shareholder of the Fund on January 4, 1994.

    The Investment Management Agreement provides that Chancellor LGT shall not be liable for, and the Fund shall indemnify it against, any error in judgment or mistake of law or any loss suffered by the Fund in connection with the Investment Management Agreement, provided that there has been no willful misfeasance, bad faith, or gross negligence on Chancellor LGT's part in the performance of, or reckless disregard by it of its duties under, such contract. The services of Chancellor LGT to the Fund are not deemed to be exclusive, and nothing in the Investment Management Agreement prevents Chancellor LGT or any affiliate thereof from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

    Under the Administration Agreement, Chancellor LGT supervises all aspects of the non-investment operations of the Fund. For its services as administrator, the Fund pays fees to Chancellor LGT at the annualized rate of 0.25% of the Fund's average weekly net assets. (In addition, certain emerging market countries require a local entity to provide administrative services for all direct investments by foreigners. Where required by local law, the Fund retains a local entity to provide such administrative services, for which it is paid a separate fee by the Fund for its services.)

    The Administration Agreement provides that it will remain in effect until two years from the date of its execution and will continue in effect from year to year thereafter only if approved annually by the vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act; provided that, in any event, such contract must be approved annually by vote of a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Fund's Board of Directors or by vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to Chancellor LGT, or by Chancellor LGT upon 60 days' written notice to the Fund.

    The Administration Agreement provides that Chancellor LGT shall not be liable for, and the Fund shall indemnify it against, any error in judgment or mistake of law or any loss suffered by the Fund in connection with the Administration Agreement, provided that there has been no willful misfeasance, bad faith, or gross negligence on Chancellor LGT's part in the performance of, or reckless disregard by it of its duties under, such contract. The services of Chancellor LGT to the Fund are not deemed to be exclusive, and nothing in the Administration Agreement prevents Chancellor LGT or any affiliate thereof from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

    THE PROPOSED MANAGEMENT CONTRACT. Under the Management Contract, Chancellor LGT will perform services substantially similar to those it currently performs under the Investment Management Agreement and the Administration Agreement.

    At their regular meeting on August 13, 1997, the Directors of the Fund, including the independent Directors, considered the proposed Management Contract, including reviewing materials relating to that agreement, in connection with their approval of the Reorganization Plan. In addition, at a regular meeting held on August 13, 1997, the Directors of GTIF, including those directors who are not "interested persons" of Open-End Fund or GTIF as defined by the 1940 Act ("GTIF independent directors"), specifically approved the terms of the proposed Management Contract in connection with their approval of the Reorganization Plan.

    In considering the Management Contract, GTIF's directors reviewed the services to be provided by Chancellor LGT to Open-End Fund analyzing factors they deemed relevant, including (i) the fact that Chancellor LGT currently provides investment management and administration services to the Fund; (ii) the nature, quality and scope of the services to be provided; and (iii) the ability of Chancellor LGT to provide such services. The Board of Directors considered Chancellor LGT's projected revenues and expenses relating to the provision of services to Open-End Fund and the cost allocation methods used in calculating such expenses. The Board also reviewed the fees to be paid to Chancellor LGT in light of fees paid to other investment managers and administrators by comparable funds as well as fees paid by other funds to Chancellor LGT. After consideration of these and other factors, the Board, including a majority of the GTIF independent directors, approved the proposed Management Contract.

    Under the Management Contract, Chancellor LGT will perform services substantially similar to those it currently performs under the Investment Management Agreement and the Administration Agreement. For its services under the Management Contract, Chancellor LGT will receive from Open-End Fund a monthly fee at the annualized rate of 0.975% of Open-End Fund's average daily net assets on the first $500 million; 0.95% of average daily net assets on the next $500 million, 0.925% of average daily net assets on the next $500 million, and 0.90% of average daily net assets on amounts thereafter.

    For the fiscal year ended December 31, 1996, Chancellor LGT received fees of $6,673,159 in the aggregate from the Fund. Chancellor LGT would have received fees of $4,647,554 in the aggregate had the fees proposed in the Management Contract been in place assuming the same average asset level had been experienced.

    BROKERAGE. Subject to policies established by the Fund's Board of Directors, Chancellor LGT is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, Chancellor LGT seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although Chancellor LGT generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

    Consistent with the interests of the Fund, Chancellor LGT may select brokers to execute the Fund's portfolio transactions on the basis of the research services they provide to Chancellor LGT for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analysis, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker are in addition to, and not in lieu of, the services required to be performed by Chancellor LGT under the Investment Management Agreement. A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Chancellor LGT determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of Chancellor LGT to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions in over-the-counter markets.

    Chancellor LGT may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent and custodian fees.

    Investment decisions for the Fund and for other investment accounts managed by Chancellor LGT are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases Chancellor LGT believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

    Consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust ("Affiliated Brokers"). The Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

    The following table depicts, for the fiscal year ended December 31, 1996, the total brokerage commissions paid by the Fund, the amount of those commissions paid to Affiliated Brokers, the percentage of all commissions paid that were paid to Affiliated Brokers, and the percentage of all portfolio transactions represented by the commissions paid to Affiliated Brokers.

                                          AFFILIATED
                                           BROKERS'
    TOTAL                              COMMISSIONS AS A   PERCENTAGE OF
 COMMISSIONS    COMMISSIONS PAID TO   PERCENTAGE OF ALL   ALL PORTFOLIO
    PAID        AFFILIATED BROKERS       COMMISSIONS      TRANSACTIONS
-------------  ---------------------  ------------------  -------------
 $1,500,879          $       0                     0%               0%

    Affiliated brokerage services would be provided by the Affiliated Brokers to Open-End Fund under the same terms as they are provided to the Fund if the proposed Management Contract is approved.

    If Proposal 3 is approved by the Fund's shareholders, the proposed Management Contract will be effective on the effective date of the Reorganization, will remain in effect for a period of two years, and thereafter will continue in effect from year to year, if approved annually by vote of GTIF's Board of Directors and by vote of its independent directors.

G.  PROPOSED DISTRIBUTION ARRANGEMENTS

    At its regular meeting on August 13, 1997, GTIF's Board of Directors, including the independent directors, considered (1) a proposed distribution plan between GTIF (with respect to Open-End Fund) and the Distributor whereby the Distributor would serve as Open-End Fund's distributor for the Shares and would be obligated to use its best efforts to distribute the Shares; and (2) the Class A 12b-1 Plan of Distribution of Open-End Fund ("Class A 12b-1 Plan"). Under the Class A 12b-1 Plan, Open-End Fund would pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net asset of Open-End Fund's Class A shares, and would pay GT Global a distribution fee of up to 0.50% of the average daily net assets of Open-End Fund's Class A shares, less any service fees paid by Open-End Fund.

At their regular meeting on August 13, 1997, the directors of the Fund, including the independent directors, considered the Class A 12b-1 Plan, including reviewing materials related to that agreement, in connection with their approval of the Reorganization Plan. The Class A 12b-1 Plan obligates Open-End Fund to reimburse the Distributor for the expenses that the Distributor may incur up to the maximum amounts stated. Expenses reimbursed under the Class A 12b-1 Plan will have been incurred within one year of such reimbursement.

    In approving the Class A 12b-1 Plan, GTIF's Board of Directors considered information relating to the possible decrease in Open-End Fund's assets during the period shortly after the Reorganization, the merits of certain possible alternatives to the Class A 12b-1 Plan, the potential costs and benefits of the Class A 12b-1 Plan to shareholders and the likelihood that the Class A 12b-1 Plan would succeed in producing its intended results.

    In approving the Plan, the directors also considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) the Distributor's belief that the initial sales charge combined with the Rule 12b-1 fee would be attractive to the broker-dealers selling the shares, resulting in greater growth of Open-End Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in Open-End Fund's assets and potential continued growth, (4) the services to be provided to Open-End Fund and its shareholders by the Distributor, and (5) the Distributor's anticipated expenses and costs in distributing the Shares.

    Following their consideration, the directors, including the independent directors, concluded that the fees payable by Open-End Fund under the Class A 12b-1 Plan were reasonable in view of the services that would be provided by the Distributor and the anticipated benefits of the Class A 12b-1 Plan. The directors, including a majority of the independent directors, determined that approval of the Class A 12b-1 Plan would be in the best interests of Open-End Fund and would have a reasonable likelihood of benefiting Open-End Fund and its Class A shareholders. Accordingly, GTIF's Board of Directors approved the Plan.

    ADDITIONAL INFORMATION REGARDING THE PLAN OF DISTRIBUTION. Among other things, the Class A 12b-1 Plan also provides that (1) at least quarterly, the Distributor will submit to GTIF's Board of Directors, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by GTIF's Board of Directors, including the independent directors, acting in person at a meeting called for that purpose, (3) payments by Open-End Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the Open-End Fund Class A shareholders, and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of GTIF shall be committed to the discretion of the directors who are not interested persons of GTIF.

    If Proposal 3 is approved by the Fund's shareholders, the Plan will become effective on the effective date of the Reorganization and remain in effect for one year, unless terminated prior thereto in accordance with its terms. Thereafter it will continue in effect from year to year, so long as its continuance is approved annually by a vote of GTIF's directors, including a majority of the independent directors, cast in person at a meeting called for the purpose of voting on such continuance.

H.  OTHER CONTRACTUAL ARRANGEMENTS

    CUSTODIAN. State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02171, currently serves as custodian of the Fund's assets held in the United States pursuant to the Custodian Contract between State Street and the Fund. The Custodian Contract authorizes State Street to employ foreign sub-custodians approved by the Fund's Board of Directors. Selection of the sub-custodians is made by the directors of the Fund following consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, and the political and economic stability of the countries in which the sub-custodians will be located. In addition, the 1940 Act requires that foreign sub-custodians, among other things, have shareholder equity in excess of $200 million, have no lien on the Fund's assets and maintain adequate and accessible records.

    It is anticipated that after the Reorganization, State Street will serve as Open-End Fund's custodian pursuant to an agreement with GTIF on behalf of Open-End Fund (the "Custodian Contract"), that such agreement will authorize State Street to employ a sub-custodian of the Fund's assets and to employ foreign sub-custodians approved by the Board in accordance with Rule 17f-5 under the 1940 Act, and that, prior to the Reorganization, GTIF will approve the applicability of the Custodian Contract to Open-End Fund incorporating substantially the same terms and conditions as those applicable to the Fund under the current custodian contract.

    TRANSFER AGENCY. State Street also currently serves as the Fund's transfer agent, dividend disbursing agent and registrar for the Fund's shares pursuant to a Transfer Agency Agreement between the Fund and State Street. It is anticipated that after the Reorganization, GT Global Investor Services, Inc. ("GT Services"), will serve as Open-End Fund's transfer agent pursuant to an agreement with GTIF on behalf of Open-End Fund incorporating terms and conditions similar to those currently applicable to the Fund under the current transfer agency agreement.

I.  ADDITIONAL INFORMATION ABOUT GTIF, OPEN-END FUND AND THE REORGANIZATION

    FEDERAL INCOME TAX CONSEQUENCES. The Fund and GTIF will each receive an opinion of Kirkpatrick & Lockhart LLP, each substantially to the effect that the Reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Code. Accordingly, no gain or loss will be recognized to either fund or its shareholders as a result of the Reorganization. Shareholders of the Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

    G.T. INVESTMENT FUNDS, INC.; DESCRIPTION OF OPEN-END FUND CLASSES. GTIF is organized as a Maryland corporation and is registered with the SEC as an open-end management investment company. Under its Articles of Incorporation, it may issue six billion shares. The directors have established Open-End Fund as one of GTIF's series.

    On or after the Closing Date, it is anticipated that Open-End Fund will offer three classes of shares, designated as Class A, Class B and Advisor Class shares. Only Class A shares will be issued as part of the Reorganization. Each class would represent interests in the same assets of Open-End Fund. The classes would differ as follows: (1) if plans of distribution are approved with respect to each such class, Class A and Class B shares, unlike Advisor Class shares, would bear certain fees under those plans of distribution and have exclusive voting rights on matters pertaining to those plans; (2) Class A shares, unlike Class B and Advisor Class shares, would be subject to an initial sales charge;
(3) Class A and Class B shares, unlike Advisor Class shares, would be subject to contingent deferred sales charges under certain circumstances; and (4) each class may bear differing amounts of certain class-specific expenses. Each share of each class of Open-End Fund would be entitled to participate equally in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses expected to be borne by the three classes, such dividends and proceeds are likely to differ for each such class. Dividends on each Class also might be affected differently by the allocation of other class-specific expenses.

    DIRECTORS AND OFFICERS. The directors and executive officers of GTIF are the same as those of the Fund.

    SHAREHOLDER SERVICES. If shareholders approve Proposal 3, the Board of GTIF intends to implement for Open-End Fund various shareholder services that are available to all of the GT Global Mutual Funds, including the following: an automatic investment plan, a systematic withdrawal plan, individual retirement accounts; and the exchange privileges described above. The cost of such services normally will be borne by Open-End Fund, rather than individual shareholders. Such services are described in more detail in Open-End Fund's prospectus and statement of additional information.

    REQUIRED VOTE. The affirmative vote of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting is required to approve this proposal. If the proposal is not approved, the Fund will continue to operate as a closed-end investment company and the Board will consider any alternatives thereto.

           THE BOARD OF DIRECTORS UNANIMOUSLY ADVISES APPROVAL OF THE REORGANIZATION AND RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

                               OTHER INFORMATION

INFORMATION REGARDING CHANCELLOR LGT

    Chancellor LGT and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of Chancellor LGT are located at 50 California Street, 27th Floor, San Francisco, California 94111 and 1166 Avenue of the Americas, New York, New York 10036.

    Chancellor LGT and its worldwide affiliates, including LGT Bank in Liechtenstein, compose Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein
Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein. As of [August   ],
1997, Chancellor LGT and its worldwide asset management affiliates managed or administered approximately $[ ] worldwide. In addition to the investment resources of its San Francisco and New York offices, Chancellor LGT draws upon the expertise, personnel, data and systems of Liechtenstein Global Trust including investment offices in London, Hong Kong, Tokyo, Singapore, Toronto, Sydney and Frankfurt.

    Chancellor LGT also acts as investment manager and administrator to GT Global Emerging Markets Fund ("Emerging Markets Fund"), which has similar investment objectives to those of the Fund. For its services, Emerging Markets Fund pays Chancellor LGT investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on amounts thereafter. Chancellor LGT and GT Global have undertaken to limit Emerging Markets Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A
and Class B shares, respectively. As of             , 1997, Emerging Markets
Fund's net assets totaled $[          ].

    The directors and principal executive officers of Chancellor LGT are as follows:

    OFFICERS AND DIRECTORS                         TITLE                                   ADDRESS
------------------------------  -------------------------------------------  ------------------------------------
Nina Lesavoy                    Head of North American Institutional         1166 Avenue of the Americas New
                                Distribution and Director                    York, NY 10036
Ellen H. Adams                  Head of North American Equities and          1166 Avenue of the Americas New
                                Director                                     York, NY 10036
Merry L. Quackenbush            Head of North American Business Integration  1166 Avenue of the Americas New
                                and Strategy and Director                    York, NY 10036

          DIRECTORS                        PRINCIPAL OCCUPATION                            ADDRESS
------------------------------  -------------------------------------------  ------------------------------------
Anton Schwaiger                                                              Herrengasse 12, P.O. Box 85 FL-9490
                                                                             Vaduz, Liechtenstein
Prince Philipp von und zu                                                    Herrengasse 12, P.O. Box 85 FL-9490
 Liechtenstein                                                               Vaduz, Liechtenstein
John G. Greenwood                                                            50 California Street, 27th Floor San
                                                                             Francisco, CA 94111
Donald H. Young                                                              1166 Avenue of the Americas New
                                                                             York, NY 10036

INFORMATION REGARDING GT GLOBAL

    Like Chancellor LGT, GT Global is a subsidiary of Liechtenstein Global Trust. Its offices are located at 50 California Street, 27th Floor, San Francisco, California 94111. GT Global, the distributor of the GT Global Mutual Funds, is a registered broker-dealer.

EXECUTIVE OFFICERS OF THE FUND

    The executive officers of the Fund are listed below. The business address of each officer is 50 California Street, San Francisco, California 94111.

    William J. Guilfoyle, age 39, is President of the Fund. Please see "Information Regarding Nominees For Election At The 1997 Annual Meeting" for further information concerning Mr. Guilfoyle.

    Helge K. Lee, age 51, is Vice President and Secretary of the Fund. Mr. Lee has been Executive Vice President of the Asset Management Division of Liechtenstein Global Trust since October 1996. From February 1996 to October 1996 he served as Senior Vice President, General Counsel and Secretary of Chancellor LGT, GT Global, GT Services and G.T. Insurance. He served as Vice President, General Counsel and Secretary of LGT Asset Management, Inc., Chancellor LGT, GT Global, GT Services and G.T. Insurance from May 1994 to February 1996. Mr. Lee was the Senior Vice President, General Counsel and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October 1991 through May 1994.

    Kenneth R. Chancey, age 52, is Vice President and Chief Accounting Officer of the Fund. Vice President -- Mutual Fund Accounting of Chancellor LGT since 1992. Mr. Chancey was Vice President of Putnam Fiduciary Trust Company from 1989 to 1992.

                              GENERAL INFORMATION

SHAREHOLDER PROPOSALS

    Any Shareholder who wishes to submit a proposal for consideration at the Fund's next annual Shareholder meeting should submit such proposal to the Fund
no later than [February   ], 1998. Shareholder proposals that are submitted in a
timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals are subject to limitation under the federal securities laws. If the Reorganization is approved and consummated, it is anticipated that Open-End Fund will not hold a shareholder meeting in 1998.

SOLICITATION OF PROXIES

    The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Fund may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund and employees of Chancellor LGT, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Fund.

    The Fund has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the solicitation of proxies. You may receive a telephone call from this firm concerning this proxy solicitation. The Fund estimates that SCC will be paid approximately $50,000 in connection with the solicitation.

OTHER MATTERS TO COME BEFORE THE MEETING

    The Fund's Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

REPORTS TO SHAREHOLDERS

    THE FUND WILL FURNISH TO SHAREHOLDERS, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND A COPY OF THE MOST RECENT SEMI-ANNUAL REPORT FOLLOWING SUCH ANNUAL REPORT, ON REQUEST. REQUESTS FOR SUCH REPORTS MAY BE MADE BY WRITING TO THE FUND AT 50 CALIFORNIA STREET, 27TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111, OR BY CALLING (800) 824-1580.

    IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ HELGE KRIST LEE
                                          HELGE KRIST LEE
                                          SECRETARY
AUGUST 29, 1997

                                   APPENDIX A
                AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION

                AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION

    This AGREEMENT AND PLAN OF CONVERSION AND LIQUIDATION ("Agreement") is made as of this 18th day of August, 1997, between G.T. Global Developing Markets Fund, Inc., a Maryland corporation ("Old Fund"), and G.T. Investment Funds, Inc. a Maryland corporation ("Corporation"), on behalf of GT Global Developing Markets Fund, a segregated portfolio of assets thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Old Fund and Corporation are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Corporation on behalf of New Fund.

    Old Fund intends to change its identity and form -- by converting from a Maryland corporation to a series of another Maryland corporation -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all of its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for Class A voting shares of common stock of New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares PRO RATA to the holders of shares of common stock of Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes) (all such transactions being herein referred to as the "Reorganization").

    In consideration of the mutual promises herein contained, the parties agree as follows:

1.  PLAN OF CONVERSION AND LIQUIDATION.

    1.1.
       Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor (a) to issue and deliver to Old Fund full and fractional New Fund Shares, equal in number to the number of full and fractional Old Fund Shares then outstanding, and (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities"). Such transactions shall take place at the Closing (as defined in paragraph 2.1).

    1.2.
       The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

    1.3.
       The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

    1.4.
       At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall constructively distribute the New Fund Shares received by it pursuant to paragraph 1.1 to Old Fund's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and each individually a "Shareholder"), in exchange for their Old Fund Shares. Such distribution shall be accomplished by Corporation's transfer agent ("Transfer Agent") opening an account on New Fund's share transfer books in each Shareholder's name and crediting thereto the respective PRO RATA number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

    1.5.
       As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, Old Fund shall be liquidated and any further actions shall be taken in connection therewith as required by applicable law.

    1.6.
       Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund
Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

    1.7.
       Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is liquidated.

2.  CLOSING.

    2.1.
       The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at 4:00 p.m., [Eastern/Pacific] time, at the Funds' principal office on October 31, 1997, or at such other time, on such other date, and at such other place as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Corporation's close of business on the date thereof or at such other time as the parties may agree ("Effective Time").

    2.2.
       Old Fund shall deliver to Corporation at the Closing a schedule of the Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax basis and holding period by lot. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

    2.3.
       Old Fund shall deliver to Corporation at the Closing a list of the Shareholders' names and addresses and the number of outstanding Old Fund
Shares owned by each Shareholder, all as of the Effective Time, certified by Old Fund's Secretary or Assistant Secretary. The Transfer Agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Corporation shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

    2.4.
       Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.  REPRESENTATIONS AND WARRANTIES.

    3.1.
       Old Fund represents and warrants as follows:

       3.1.1. Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its
    Articles of Incorporation are on file with the Department of Assessments and Taxation of that state;

       3.1.2. Old Fund is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended
    ("1940 Act"), and such registration is in full force and effect;

       3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

       3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

       3.1.5. Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will
    continue to meet all the requirements for such qualification for its current taxable year and, if applicable, each subsequent taxable year through the Closing; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and it has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

       3.1.6. To the best of Old Fund's management's knowledge, there is no plan or intention of any Shareholders to redeem or otherwise dispose of any portion of the New Fund Shares to be received by them in the Reorganization. However, Shareholders may redeem New Fund Shares pursuant to their rights granted them as shareholders of a series of an open-end investment company;

       3.1.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

       3.1.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

       3.1.9. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

       3.1.10.As of the Effective Time, Old  Fund will not have outstanding  any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

       3.1.11.Old Fund  will be  liquidated as  soon as  reasonably  practicable after the Reorganization, but in all events within twelve months after the Effective Time;

       3.1.12.Old Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Old Fund's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Old Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Old Fund is a party or by which it is bound, except as disclosed in writing to and accepted by Corporation;

       3.1.13.Except as disclosed in writing to and accepted by Corporation, all material contracts and other commitments of Old Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or prior to the Effective Time, without either Fund incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

       3.1.14.Except  as disclosed in writing to and accepted by Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Old Fund's knowledge) threatened against Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

       3.1.15.The  execution, delivery,  and performance of  this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Old Fund's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Old Fund's shareholders, this Agreement will constitute a valid and legally binding obligation of Old

    Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

       3.1.16.At  the Effective  Time, the  performance of  this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders;

       3.1.17.No  governmental consents,  approvals, authorizations,  or filings are required  under the  Securities Act  of 1933  Act, as  amended
    ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Old Fund, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a proxy statement ("Proxy Statement") in connection with the meeting of Old Fund's shareholders referred to in paragraph 4.2 ("Shareholders' Meeting"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time; and

       3.1.18.At  the time  of the  Shareholders' Meeting  and at  the Effective
              Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Corporation for use therein.

    3.2.
       New Fund represents and warrants as follows:

       3.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its
    Articles of Incorporation are on file with the Department of Assessments and Taxation of that state;

       3.2.2. Corporation   is  duly   registered  as   an  open-end  management
              investment company under the 1940 Act, and such registration is in full force and effect;

       3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Corporation;

       3.2.4. New Fund has not commenced operations and will not commence operations until after the Closing;

       3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by
    New Fund, except as provided in paragraph 4.4;

       3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the
    Assets in the Reorganization;

       3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

       3.2.8. New Fund will be a "fund" as defined in section 851(h)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

       3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than through redemptions arising in the ordinary course of such business;

       3.2.10.New Fund  (a)  will  actively  continue  Old  Fund's  business  in substantially the same manner that Old Fund conducted that business immediately before the Reorganization, (b) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (c) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

       3.2.11.There  is no  plan or  intention for New  Fund to  be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(h)(2) of the Code) following the Reorganization;

       3.2.12.Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer, and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

       3.2.13.New Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Corporation's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which New Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which New Fund is a party or by which it is bound, except as disclosed in writing to and accepted by Old Fund;

       3.2.14.Except  as disclosed  in writing to  and accepted by  Old Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to New Fund's knowledge) threatened against Corporation with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect New Fund's financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

       3.2.15.The  execution, delivery,  and performance of  this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity; and

       3.2.16.No governmental  consents, approvals,  authorizations, or  filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Corporation, except for
    (a) the filing with the SEC of a post-effective amendment to Corporation's registration statement on Form N-1A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time.

    3.3.
       Each Fund represents and warrants as follows:

       3.3.1. The fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

       3.3.2. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately prior to the Reorganization;

       3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

       3.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

       3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization.

4.  CONDITIONS PRECEDENT.

    Each Fund's obligations hereunder shall be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

    4.1.
       All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either may for itself waive any of such conditions;

    4.2.
       Old Fund shall have called a shareholder's meeting to consider and act on
       this   Agreement  and  the  Reorganization,   and  at  such  meeting  the
shareholders shall have approved thereof in accordance with applicable law;

    4.3.
       Each party shall have received an opinion from Kirkpatrick & Lockhart LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes;

       4.3.1. The Reorganization will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be
    "a party to a reorganization" within the meaning of section 368(b) of the Code;

       4.3.2. No gain or loss will be recognized to Old Fund on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and
    New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders, in constructive exchange for their Old Fund Shares, in liquidation of Old Fund;

       4.3.3. No gain or loss will be recognized to New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

       4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

       4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

       4.3.6. A Shareholder's basis for the New Fund Shares to be received by it in the Reorganization will be the same as the basis for its Old
    Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

       4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the
    Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no
    Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

    4.4.
       Prior to the Closing, the directors of Corporation shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to
Chancellor LGT Asset Management, Inc. ("Chancellor LGT") in consideration of the payment of $1.00 for the purpose of enabling Chancellor LGT to vote on the matters referred to in paragraph 4.5; and

    4.5.
       Corporation (on behalf of and with respect to New Fund) (a) shall have entered into an Investment Management and Administration Agreement with
Chancellor LGT and a Distribution Contract with GT Global, Inc., and shall have approved a Class A Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, and (b) shall have approved the applicability to New Fund of its existing Transfer Agency Agreement with GT Global Investor Services, Inc. and Custodian Agreement with State Street Bank & Trust Company. Each such agreement shall have been approved by Corporation's directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Chancellor LGT as the sole shareholder of New Fund.

At any time prior to the Closing, any of the foregoing conditions (except that set forth in paragraph 4.2) may be waived by the directors of either Investment Company if, in their judgment, such waiver will not have a material adverse effect on the interests of Old Fund's shareholders.

5.  EXPENSES.

    Except as otherwise provided in subparagraph 3.3.3, all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be allocated to Old Fund and New Fund depending upon the specific nature of the expense. Such expenses include fees and expenses associated with preparing and filing the Proxy Statement, registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable federal and state securities laws to qualify the New Fund Shares to be issued in connection herewith, legal and accounting fees, and printing, mailing, and proxy solicitation costs.

6.  ENTIRE AGREEMENT; SURVIVAL.

    Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

7.  AMENDMENT.

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

8.  TERMINATION.

    This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

    8.1.
       By either Fund (a) in  the event of the  other Fund's material breach  of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before May 31, 1998; or

    8.2.
       By the parties' mutual agreement.

    Except as otherwise provided in paragraph 5, in the event of termination under paragraphs 8.1(c) or 8.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

9.  MISCELLANEOUS.

    9.1.
       This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    9.2.
       Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                           G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                  By:
--------------------------------          --------------------------------------
                                  Title:
                                          --------------------------------------

Attest:                           G.T. INVESTMENT FUNDS, INC. ,
                                  on behalf of its series,
                                  GT Global Developing Markets Fund

                                  By:
--------------------------------          --------------------------------------
                                  Title:
                                          --------------------------------------

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

       PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 20, 1997

       THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS OF THE FUND

The undersigned hereby appoints William J. Guilfoyle, Helge K. Lee and Phillip S. Gillespie, and each of them separately, as Proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Annual Meeting of Shareholders of G.T. Global Developing Markets Fund, Inc. (the "Fund") on October 20, 1997 at 10:00 a.m., San Francisco time, and at any adjournment thereof, all of the shares of the Fund's Common Stock, held of record by the undersigned on August 22, 1997.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

If shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------

------------------------------------      ------------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------------
  G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
---------------------------------------------

Mark box at right if you plan to attend the Meeting.                     / /

Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                           / /

                                                    -------------------------
Please be sure to sign and date this Proxy.         | Date                  |
-----------------------------------------------------------------------------


----Shareholder sign here-------------------Co-owner sign here--------------


1. Elections of Directors.

             C. DEREK ANDERSON                For All      With-       For All
             FRANK S. BAYLEY                  Nominees     hold        Except
             WILLIAM J. GUILFOYLE
             ARTHUR C. PATTERSON                /  /      /  /         /  /
             RUTH H. QUIGLEY

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the "For All Except" box and strike a line through that nominee's name.

                                                For      Against     Abstain
2. Proposal to ratify the selection of
Coopers & Lybrand L.L.P. as Independent         /  /      /  /         /  /
Accountants for the fiscal year ending
December 31, 1997.

3. Agreement and Plan of Conversion and
Liquidation under which GT Global               /  /      /  /         /  /
Developing Markets Fund ("Open-End Fund"), a newly organized series of G.T.
Investment Funds, Inc., an open-ended
investment company, would acquire the
assets and assume the liabilities of the Fund in exchange solely for Class A shares of Open-End Fund, followed by the distribution of those shares to the shareholders of the Fund, all as described in the accompanying Proxy Statement.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

THE DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 2 LISTED ABOVE AND FOR PROPOSAL 3 LISTED ABOVE.

RECORD DATE SHARES: